Prime Credit Card Master Trust					12-Aug-05
					11:01 AM
Settlement Statement
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Distribution Date:					15-Aug-05

Monthly Period:		July 2005
		03-Jul-05
		30-Jul-05

(i) Collections					$392,420,121
Finance Charge					39,987,379
Principal					352,432,742

(ii) Investor Percentage - Principal Collections					30-Jul-05

	Series 2000-1				25.7%
	A				21.5%
	B				2.1%
	C				2.1%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				14.6%
	A				10.4%
	B				2.1%
	C				2.1%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Aug-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Aug-05

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Aug-05

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$1,576,087.05
	A				1,174,842.21
	B				200,622.42
	C				200,622.42

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$571,444.44
	A				444,444.44
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			30-Jul-05		$1,931,044,486.04
Principal Receivables in Trust					$1,851,215,106.99

(xii) Invested Amount			30-Jul-05

	Series 2000-1				$269,758,555.78
	A ( net of $206,441,444.22 Principal Funding)				193,558,555.78
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					9.588%
Finance Charge Receivables Factor					4.134%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			92.28%	$1,724,181,344
	1-29 days			4.02%	$75,134,019
	30-59 days			1.15%	$21,646,841
	60-89 days			0.71%	$13,239,081
	90-119 days			0.55%	$10,244,350
	120-149 days			0.49%	$9,147,701
	150 days +			0.80%	$14,883,567
	Total			100.00%	$1,868,476,903

	Balance in Principal Funding Account			30-Jul-05	$206,726,712
	Balance in Excess-Funding Account				$0

Last Updated on 8/15/2005
By ho0dmw